UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2013

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

PSE – Parc Scientifique de l’EPFL, Route J.D. Colladon, Building D, 3rd Floor, 1015 Lausanne, Switzerland
 (Address of Principal Executive Offices, Zip Code)

011 41 21 693 8640
(Registrant's Telephone Number, Including Area Code)

____________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 18, 2013, Clive D. Harbutt resigned as Interim Chief Financial Officer of the Registrant effective immediately.  He will continue as a member of the Board of Directors of the Registrant.

On October 18, 2013, Pierre Galster was appointed Chief Financial Officer of the Registrant.  Mr. Galster, age 50, has been chief accountant for SwissINSO SA since August 2013.  Prior thereto, he was a business analyst of Industrial Metallurgical Trading (IMT) SA from 2011 until 2013 and export manager and Chief Financial Officer of the Agraxis Trade Group SA from 2008 until 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

October 24, 2013	By	/s/ Rafic Hanbali
Name: Rafic Hanbali
Title: Chief Executive Officer

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